             REVLON CONSUMER PRODUCTS CORPORATION AND SUBSIDIARIES

                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Revlon Consumer Products
Corporation (the "Company") for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
Thomas E. McGuire, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

/s/  Thomas E. McGuire
--------------------------------------
Thomas E. McGuire
Chief Financial Officer
May 17, 2004